Lithia Motors Reports Adjusted EPS of $1.13 for Third Quarter 2013, Revenue Up 22%; Increases 2013 Outlook

Lithia Motors Declares $0.13 per Share Dividend for Third Quarter 2013

MEDFORD, OR -- (Marketwired - October 23, 2013) - Lithia Motors, Inc. (NYSE: LAD) today reported the highest quarterly adjusted net income from continuing operations in Company history, and a 27% increase in adjusted net income per share from continuing operations for the third quarter 2013 over the prior year period.

Adjusted income from continuing operations for the third quarter 2013 was $29.6 million, or $1.13 per diluted share. This compares to 2012 third quarter income from continuing operations of $23.1 million, or $0.89 per diluted share.

Unadjusted net income from continuing operations for the third quarter of 2013 was $30.9 million, or $1.18 per diluted share. As shown in the attached non-GAAP reconciliation tables, the 2013 third quarter adjusted results from continuing operations exclude a $1.3 million benefit, or $0.05 per diluted share, related to a non-core tax attribute. We did not have any adjustments to the 2012 third quarter results from continuing operations.

Third quarter 2013 revenue from continuing operations increased $190.8 million, or 22%, to $1.1 billion from $878.5 million in the third quarter of 2012.

Third Quarter-over-Quarter Operating Highlights:

  New vehicle same store sales increased 16%
  Used vehicle retail same store sales increased 17%
  Service, body and parts same store sales increased 6%
  SG&A expense as a percentage of gross profit decreased 120 basis points to 65.6%

"Our stores delivered another solid quarter of sales growth that outpaced the national rate of recovery," said Bryan DeBoer, President and CEO. "However, opportunities continue to exist for our team to improve new and used vehicle sales volumes and new vehicle gross margin levels. Our focus is on capturing the benefit of additional unit sales for future business -- both through the sale of trade-in vehicles, incremental F&I income and the annuity value of future service work on vehicles sold today."

For the first nine months of 2013, adjusted net income per diluted share from continuing operations increased 36% to $3.02 from $2.22 for the first nine months of 2012. Unadjusted, net income from continuing operations was $2.98 per diluted share for the first nine months of 2013, compared to $2.28 per diluted share for the first nine months of 2012.

Chris Holzshu, SVP and CFO, said, "Adjusted SG&A expense as a percentage of gross profit was a record low 65.6% in the quarter, and 66.8% for the first nine months of 2013. Our same store incremental throughput, or the percentage of additional gross profit we retain after selling costs, was 41% in the third quarter. Our target of 50% incremental throughput remains unchanged, and we believe it is achievable despite the shortfall in the quarter. Our stores remain focused on leveraging our cost structure as we grow organically and through acquisitions."

Corporate Development
On October 7, 2013, we acquired Stockton Nissan Kia in Stockton, California, with estimated annualized revenues of $45 million.

Bryan DeBoer, President and CEO, stated, "We are pleased to add another store to the family, bringing the total number of new locations in 2013 to five. As the improvement in new vehicle sales growth moderates, acquisitions will become an increasingly important component in our strategic plan."

Balance Sheet Update
We ended the third quarter with $16 million in cash and $165 million in available credit on our credit facilities. Additionally, approximately $160 million of our operating real estate is currently unfinanced, which we estimate could provide up to an additional $120 million in available liquidity, for total liquidity of $301 million.

Dividend Payment
Lithia announced that the Board of Directors has approved a dividend of $0.13 per share related to third quarter 2013 financial results. Lithia will pay the dividend November 22, 2013 to shareholders of record on November 8, 2013.

Increased Outlook for 2013
We project 2013 fourth quarter earnings of $0.88 to $0.90 per diluted share and full year 2013 earnings of $3.90 to $3.92 per diluted share. Both projections are based on the following annual assumptions:

  Total revenues of $3.9 to $4.0 billion
  New vehicle same store sales increasing 16.6%
  New vehicle gross margin of 6.4% to 6.6%
  Used vehicle same store sales increasing 17.2%
  Used vehicle gross margin of 14.6% to 14.8%
  Service body and parts same store sales increasing 6.3%
  Service body and parts gross margin of 48.3% to 48.5%
  Finance and insurance gross profit of $1,100 per unit
  Tax rate of 39.5%
  Average diluted shares outstanding of 26.2 million
  Capital expenditures of $55 million
  Guidance excludes the impact of future acquisitions, dispositions, and any potential non-core items

Outlook for 2014
We project 2014 first quarter earnings of $0.91 to $0.93 per diluted share and full-year 2014 earnings of $4.15 to $4.25 per diluted share. Both projections are based on the following annual assumptions:

  Total revenues of $4.3 to $4.4 billion
  New vehicle same store sales increasing 8.2%
  New vehicle gross margin of 6.2% to 6.4%
  Used vehicle same store sales increasing 7.6%
  Used vehicle gross margin of 14.5% to 14.7%
  Service body and parts same store sales increasing 6.0%
  Service body and parts gross margin of 48.0% to 48.2%
  Finance and insurance gross profit of $1,100 per unit
  Tax rate of 39.5%
  Average diluted shares outstanding of 26.4 million
  Capital expenditures of $63 million
  Guidance excludes the impact of future acquisitions, dispositions, and any potential non-core items

Third Quarter Earnings Conference Call and Updated Presentation
The third quarter conference call may be accessed at 10:00 a.m. ET today by telephone at 877-407-8029. An updated presentation highlighting the third quarter results has been added to www.lithiainvestorrelations.com.

To listen live on our website or for replay, visit www.lithiainvestorrelations.com and click on webcasts.

About Lithia
Lithia Motors, Inc. is the ninth largest automotive retailer in the United States. Lithia sells 27 brands of new vehicles and all brands of used vehicles at 92 stores in 11 states. Lithia also arranges finance, warranty, and credit insurance contracts; and provides vehicle parts, maintenance, and repair services at all of its locations.

Sites
www.lithia.com
www.lithiainvestorrelations.com
www.lithiacareers.com
www.assuredservice.com

Lithia Motors on Facebook
http://www.facebook.com/LithiaMotors

Lithia Motors on Twitter
http://twitter.com/lithiamotors

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "project," "outlook," "expect," "anticipate," "intend," "plan," "believe," "estimate," "may," "seek," "would," "should," "likely," or "will" and similar references to future periods. Examples of forward-looking statements in this press release include our outlook of earnings per share results and the assumptions that underlie them.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms), government regulations, legislation and others set forth from time to time in our filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this release.

Non-GAAP Financial Measures
This press release and the attached financial tables contain non-GAAP financial measures such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating margin, adjusted operating profit as a percentage of gross profit, and adjusted pre-tax margin. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, we review any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. We caution you not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. We present cash flows from operations in the attached tables, adjusted to include the change in non-trade floor plan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, we have reconciled these measures to the most directly comparable GAAP measures in the attachments to this release. We believe the non-GAAP financial measures we present improve the transparency of our disclosures; provide a meaningful presentation of our results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of our results from core business operations. These presentations should not be considered an alternative to GAAP measures.

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                            Three months ended
                              September 30,                           %
                         -----------------------     Increase     Increase
                            2013         2012       (Decrease)   (Decrease)
                         ----------   ----------   -----------   ----------
Revenues:
New vehicle retail       $  604,135   $  491,846   $   112,289         22.8%
Used vehicle retail         280,734      227,157        53,577         23.6
Used vehicle wholesale       43,396       35,006         8,390         24.0
Finance and insurance        37,132       30,929         6,203         20.1
Service, body and parts      97,784       89,038         8,746          9.8
Fleet and other               6,109        4,550         1,559         34.3
                         ----------   ----------   -----------   ----------
  Total revenues          1,069,290      878,526       190,764         21.7
Cost of sales:
New vehicle retail          565,549      456,753       108,796         23.8
Used vehicle retail         239,093      193,885        45,208         23.3
Used vehicle wholesale       42,686       35,042         7,644         21.8
Service, body and parts      50,793       46,033         4,760         10.3
Fleet and other               5,780        4,303         1,477         34.3
                         ----------   ----------   -----------   ----------
  Total cost of sales       903,901      736,016       167,885         22.8
                         ----------   ----------   -----------   ----------
Gross profit                165,389      142,510        22,879         16.1
SG&A expense                108,570       95,132        13,438         14.1
Depreciation and
 amortization                 5,099        4,351           748         17.2
                         ----------   ----------   -----------   ----------
Income from operations       51,720       43,027         8,693         20.2
Floor plan interest
 expense                     (2,909)      (3,370)         (461)       (13.7)
Other interest expense       (1,933)      (2,125)         (192)        (9.0)
Other income, net               835          453           382         84.3
                         ----------   ----------   -----------   ----------
Income from continuing
 operations before
 income taxes                47,713       37,985         9,728         25.6
Income tax expense          (16,822)     (14,893)        1,929         13.0
Income tax rate                35.3%        39.2%
                         ----------   ----------   -----------   ----------
Income from continuing
 operations              $   30,891   $   23,092   $     7,799         33.8%
Income from
 discontinued
 operations, net of tax         127          151           (24)       (15.9)
                         ----------   ----------   -----------   ----------
Net income               $   31,018   $   23,243   $     7,775         33.5%

Diluted net income per
 share:
Continuing operations    $     1.18   $     0.89   $      0.29         32.6%
Discontinued operations           -         0.01         (0.01)      (100.0)
                         ----------   ----------   -----------   ----------
Net income per share     $     1.18   $     0.90   $      0.28         31.1%
                         ==========   ==========   ===========   ==========

Diluted shares
 outstanding                 26,237       25,947           290          1.1%

Lithia Motors, Inc.
Key Performance Metrics (Unaudited)

                              Three months ended
                                 September 30,                        %
                             --------------------    Increase     Increase
                               2013        2012     (Decrease)   (Decrease)
                             --------   ---------   ----------   ----------
Gross margin
New vehicle retail                6.4%        7.1%    (70) bps
Used vehicle retail              14.8        14.6       20 bps
Used vehicle wholesale            1.6        (0.1)     170 bps
Finance and insurance           100.0       100.0        - bps
Service, body and parts          48.1        48.3     (20) bps
Fleet and Other                   5.4         5.4        - bps
Gross profit margin              15.5        16.2     (70) bps

Unit sales
New vehicle retail             18,109      14,841        3,268         22.0%
Used vehicle retail            15,496      13,211        2,285         17.3
Used vehicle wholesale          6,059       5,142          917         17.8
Total units sold               39,664      33,194        6,470         19.5

Average selling price
New vehicle retail             33,361   $  33,141   $      220          0.7%
Used vehicle retail            18,117      17,195          922          5.4
Used vehicle wholesale          7,162       6,808          354          5.2

Average gross profit per
 unit
New vehicle retail              2,131   $   2,365   $     (234)       (9.9)%
Used vehicle retail             2,687       2,519          168          6.7
Used vehicle wholesale            117          (7)         124           NM
Finance and insurance           1,105       1,103            2          0.2

Revenue mix
New vehicle retail               56.5%       56.0%
Used vehicle retail              26.3        25.9
Used vehicle wholesale            4.1         4.0
Finance and insurance, net        3.5         3.5
Service, body and parts           9.1        10.1
Fleet and other                   0.5         0.5

                                              Adjusted        As reported
                                          ---------------   ---------------
                                            Three months      Three months
                                               ended             ended
                                           September 30,     September 30,
                                          ---------------   ---------------
Other metrics                              2013     2012     2013     2012
                                          ------   ------   ------   ------
SG&A as a % of revenue                      10.2%    10.8%    10.2%    10.8%
SG&A as a % of gross profit                 65.6     66.8     65.6     66.8
Operating profit as a % of revenue           4.8      4.9      4.8      4.9
Operating profit as a % of gross profit     31.3     30.2     31.3     30.2
Pretax margin                                4.5      4.3      4.5      4.3
Net profit margin                            2.8      2.6      2.9      2.6

NM - not meaningful

Lithia Motors, Inc.
Same Store Operating Highlights (Unaudited)

                             Three months ended
                                September 30,                         %
                           ----------------------    Increase     Increase
                              2013        2012      (Decrease)   (Decrease)
                           ----------  ----------   ----------   ----------
Revenues
New vehicle retail         $  569,744  $  492,063   $   77,681         15.8%
Used vehicle retail           265,734     227,311       38,423         16.9
Used vehicle wholesale         41,371      35,084        6,287         17.9
Finance and insurance          35,110      30,003        5,107         17.0
Service, body and parts        93,938      88,989        4,949          5.6
Fleet and other                 5,997       4,397        1,600         36.4
                           ----------  ----------   ----------
Total revenues             $1,011,894  $  877,847   $  134,047         15.3

Gross profit
New vehicle retail         $   35,995  $   35,107   $      888          2.5%
Used vehicle retail            39,766      33,312        6,454         19.4
Used vehicle wholesale            642         (32)         674           NM
Finance and insurance          35,110      30,003        5,107         17.0
Service, body and parts        44,281      42,034        2,247          5.3
Fleet and other                   209          96          113        117.7
                           ----------  ----------   ----------
Total gross profit         $  156,003  $  140,520   $   15,483         11.0

Gross margin
New vehicle retail                6.3%        7.1%    (80) bps
Used vehicle retail              15.0        14.7       30 bps
Used vehicle wholesale            1.6        (0.1)     170 bps
Finance and insurance           100.0       100.0        - bps
Service, body and parts          47.1        47.2     (10) bps
Fleet and Other                   3.5         2.2      130 bps
Gross profit margin              15.4        16.0     (60) bps

Unit sales
New vehicle retail             17,048      14,846        2,202         14.8%
Used vehicle retail            14,690      13,223        1,467         11.1
Used vehicle wholesale          5,783       5,148          635         12.3
Total units sold               37,521      33,217        4,304         13.0

Average selling price
New vehicle retail         $   33,420  $   33,144   $      276          0.8%
Used vehicle retail            18,089      17,191          898          5.2
Used vehicle wholesale          7,154       6,815          339          5.0

Average gross profit per
 unit
New vehicle retail         $    2,111  $    2,365   $     (254)      (10.7)%
Used vehicle retail             2,707       2,519          188          7.5
Used vehicle wholesale            111          (6)         117           NM
Finance and insurance           1,106       1,069           37          3.5

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                             Nine months ended
                               September 30,                          %
                          -----------------------    Increase     Increase
                             2013         2012      (Decrease)   (Decrease)
                          ----------   ----------   ----------   ----------
Revenues:
New vehicle retail        $1,667,063   $1,340,731   $  326,332         24.3%
Used vehicle retail          778,427      625,117      153,310         24.5
Used vehicle wholesale       120,593      103,469       17,124         16.5
Finance and insurance        103,013       82,989       20,024         24.1
Service, body and parts      282,686      258,038       24,648          9.6
Fleet and other               29,093       28,770          323          1.1
                          ----------   ----------   ----------   ----------
  Total revenues           2,980,875    2,439,114      541,761         22.2
Cost of sales:
New vehicle retail         1,555,042    1,241,820      313,222         25.2
Used vehicle retail          662,920      532,577      130,343         24.5
Used vehicle wholesale       118,214      102,812       15,402         15.0
Service, body and parts      145,223      133,224       11,999          9.0
Fleet and other               27,816       27,741           75          0.3
                          ----------   ----------   ----------   ----------
  Total cost of sales      2,509,215    2,038,174      471,041         23.1
                          ----------   ----------   ----------   ----------
Gross profit                 471,660      400,940       70,720         17.6
Asset impairments                  -          115         (115)      (100.0)
SG&A expense                 318,984      276,561       42,423         15.3
Depreciation and
 amortization                 14,719       12,687        2,032         16.0
                          ----------   ----------   ----------   ----------
Income from operations       137,957      111,577       26,380         23.6
Floor plan interest
 expense                      (9,394)      (9,326)          68          0.7
Other interest expense        (6,235)      (7,382)      (1,147)       (15.5)
Other income, net              2,220        1,770          450         25.4
                          ----------   ----------   ----------   ----------
Income from continuing
 operations before
 income taxes                124,548       96,639       27,909         28.9
Income tax expense           (46,494)     (36,908)       9,586         26.0
Income tax rate                 37.3%        38.2%
                          ----------   ----------   ----------   ----------
Income from continuing
 operations               $   78,054   $   59,731   $   18,323         30.7%
Income from discontinued
 operations, net of tax          574          799         (225)       (28.2)
                          ----------   ----------   ----------   ----------
Net income                $   78,628   $   60,530   $   18,098         29.9%

Diluted net income per
 share:
Continuing operations     $     2.98   $     2.28   $     0.70         30.7%
Discontinued operations         0.03         0.03            -            -
                          ----------   ----------   ----------   ----------
Net income per share      $     3.01   $     2.31   $     0.70         30.3%
                          ==========   ==========   ==========   ==========

Diluted shares
 outstanding                  26,159       26,203          (44)       (0.2)%

Lithia Motors, Inc.
Key Performance Metrics (Unaudited)

                            Nine months ended
                              September 30,                          %
                         -----------------------    Increase     Increase
                            2013         2012      (Decrease)   (Decrease)
                         ----------   ----------   ----------   ----------
Gross margin
New vehicle retail              6.7%         7.4%    (70) bps
Used vehicle retail            14.8         14.8        - bps
Used vehicle wholesale          2.0          0.6      140 bps
Finance and insurance         100.0        100.0        - bps
Service, body and parts        48.6         48.4       20 bps
Fleet and Other                 4.4          3.6       80 bps
Gross profit margin            15.8         16.4     (60) bps

Unit sales
New vehicle retail           49,853       40,953        8,900         21.7%
Used vehicle retail          43,231       36,022        7,209         20.0
Used vehicle wholesale       16,624       14,135        2,489         17.6
Total units sold            109,708       91,110       18,598         20.4

Average selling price
New vehicle retail       $   33,440   $   32,738   $      702          2.1%
Used vehicle retail          18,006       17,354          652          3.8
Used vehicle wholesale        7,254        7,320          (66)        (0.9)

Average gross profit
 per unit
New vehicle retail       $    2,247   $    2,415   $     (168)        (7.0)%
Used vehicle retail           2,672        2,569          103          4.0
Used vehicle wholesale          143           46           97        210.9
Finance and insurance         1,107        1,078           29          2.7

Revenue mix
New vehicle retail             55.9%        55.0%
Used vehicle retail            26.1         25.6
Used vehicle wholesale          4.0          4.2
Finance and insurance,
 net                            3.5          3.4
Service, body and parts         9.5         10.6
Fleet and other                 1.0          1.2

                                           Adjusted          As reported
                                      -----------------   -----------------
                                      Nine months ended   Nine months ended
                                        September 30,       September 30,
                                      -----------------   -----------------
Other metrics                           2013      2012      2013      2012
                                      -------   -------   -------   -------
SG&A as a % of revenue                   10.6%     11.4%     10.7%     11.3%
SG&A as a % of gross profit              66.8      69.2      67.6      69.0
Operating profit as a % of revenue        4.8       4.5       4.6       4.6
Operating profit as a % of gross
 profit                                  30.1      27.7      29.2      27.8
Pretax margin                             4.3       3.9       4.2       4.0
Net profit margin                         2.6       2.4       2.6       2.4

Lithia Motors, Inc.
Same Store Operating Highlights (Unaudited)

                               Nine months ended
                                 September 30,                        %
                            ----------------------   Increase     Increase
                               2013        2012     (Decrease)   (Decrease)
                            ----------  ----------  ----------   ----------
Revenues
New vehicle retail          $1,585,504  $1,336,187  $  249,317         18.7%
Used vehicle retail            739,487     622,080     117,407         18.9
Used vehicle wholesale         113,417     102,892      10,525         10.2
Finance and insurance           97,671      80,983      16,688         20.6
Service, body and parts        273,130     256,782      16,348          6.4
Fleet and Other                 28,683      28,313         370          1.3
                            ----------  ----------  ----------
Total revenues              $2,837,892  $2,427,237  $  410,655         16.9

Gross profit
New vehicle retail          $  105,498  $   98,458  $    7,040          7.2%
Used vehicle retail            110,616      92,251      18,365         19.9
Used vehicle wholesale           2,402         712       1,690        237.4
Finance and insurance           97,671      80,983      16,688         20.6
Service, body and parts        130,208     121,537       8,671          7.1
Fleet and Other                    882         612         270         44.1
                            ----------  ----------  ----------
Total gross profit          $  447,277  $  394,553  $   52,724         13.4

Gross margin
New vehicle retail                 6.7%        7.4%   (70) bps
Used vehicle retail               15.0        14.8      20 bps
Used vehicle wholesale             2.1         0.7     140 bps
Finance and insurance            100.0       100.0       - bps
Service, body and parts           47.7        47.3      40 bps
Fleet and Other                    3.1         2.2      90 bps
Gross profit margin               15.8        16.3    (50) bps

Unit sales
New vehicle retail              47,411      40,816       6,595         16.2%
Used vehicle retail             41,197      35,841       5,356         14.9
Used vehicle wholesale          15,752      14,046       1,706         12.1
Total units sold               104,360      90,703      13,657         15.1

Average selling price
New vehicle retail          $   33,442  $   32,737  $      705          2.2%
Used vehicle retail             17,950      17,357         593          3.4
Used vehicle wholesale           7,200       7,325        (125)        (1.7)

Average gross profit per
 unit
New vehicle retail          $    2,225  $    2,412  $     (187)       (7.8)%
Used vehicle retail              2,685       2,574         111          4.3
Used vehicle wholesale             152          51         101        198.0
Finance and insurance            1,102       1,056          46          4.4

Lithia Motors, Inc.
Other Highlights (Unaudited)

                                                    As of
                                 -------------------------------------------
                                 September 30,   December 31,  September 30,
                                      2013           2012           2012
                                 -------------  -------------  -------------
Days Supply(1)
New vehicle inventory                       76             76             75
Used vehicle inventory                      52             56             50

(1) Days supply calculated based on current inventory levels, excluding in-
transit vehicles, and a 30-day historical cost of sales level.

Financial covenants
                                                            As of September
                                      Requirement              30, 2013
                              --------------------------  ------------------
Current ratio                    Not less than 1.20 to 1           1.44 to 1
Fixed charge coverage ratio      Not less than 1.20 to 1           3.54 to 1
Leverage ratio                   Not more than 5.00 to 1           1.48 to 1
Funded debt restriction       Not more than $375 million      $169.3 million

Lithia Motors, Inc.
Other Highlights (Unaudited)

                                  Three months ended     Nine months ended
                                     September 30,         September 30,
                                  -------------------   -------------------
                                    2013       2012       2013       2012
                                  --------   --------   --------   --------
New vehicle unit sales brand mix
Chrysler                              29.5%      32.7%      30.1%      32.3%
Toyota                                14.9       14.3       14.8       13.7
General Motors                        14.5       15.2       15.5       15.4
Honda, Acura                           8.8        6.8        7.7        6.9
Subaru                                 8.0        6.8        7.8        7.1
BMW, MINI                              6.4        6.4        6.4        6.6
Ford                                   5.9        5.2        5.9        5.3
Nissan                                 2.8        2.9        2.8        2.9
Volkswagen, Audi                       2.8        2.4        2.3        2.1
Hyundai                                2.6        3.7        2.7        3.9
Mercedes                               2.5        2.2        2.5        2.0
Kia                                    0.7        0.8        0.6        1.0
Mazda                                  0.4        0.4        0.5        0.5
Other                                  0.2        0.2        0.4        0.3

                                     Three months ended   Nine months ended
                                        September 30,       September 30,
                                     ------------------  ------------------
                                       2013      2012      2013      2012
                                     --------  --------  --------  --------
Revenue geographic mix
Texas                                    24.0%     24.4%     24.9%     25.0%
Oregon                                   22.0      20.1      21.1      20.2
California                               10.1      10.0      10.4      10.3
Montana                                   9.1       9.2       9.0       9.0
Washington                                8.0       8.5       8.1       8.1
Alaska                                    7.9       8.4       7.8       8.7
Idaho                                     5.0       5.4       5.1       5.4
Nevada                                    5.0       4.6       4.8       4.7
Iowa                                      4.9       5.3       4.8       5.0
North Dakota                              2.3       2.3       2.4       2.3
New Mexico                                1.7       1.8       1.6       1.3

                                      As of October 23,
                                            2013
                                     ------------------
Current store count mix                # of      % of
                                      stores     total
                                     --------  --------
Chrysler                                   23      25.1%
General Motors                             13      14.1
Honda, Acura                               10      10.9
Toyota                                      9       9.8
BMW, MINI                                   9       9.8
Hyundai                                     5       5.4
Ford                                        5       5.4
Mercedes                                    4       4.3
Subaru                                      4       4.3
Nissan                                      4       4.3
Volkswagen, Audi                            3       3.3
Other                                       3       3.3

Lithia Motors, Inc.
Consolidated Balance Sheets (Unaudited)
(In thousands)

                                              September 30,    December 31,
                                                   2013            2012
                                              -------------   -------------
Cash and cash equivalents                     $      16,093   $      42,839
Trade receivables, net                              140,086         133,149
Inventories, net                                    755,698         723,326
Deferred income taxes                                 1,999           3,832
Other current assets                                  9,477          17,484
Assets held for sale                                 11,845          12,579
                                              -------------   -------------
Total current assets                          $     935,198   $     933,209

Property and equipment, net                         452,367         425,086
Goodwill                                             40,313          32,047
Franchise value                                      66,465          62,429
Deferred income taxes                                15,826          17,123
Other non-current assets                             29,009          22,808
                                              -------------   -------------
Total assets                                  $   1,539,178   $   1,492,702
                                              =============   =============

Floor plan notes payable                      $      19,221   $      13,454
Floor plan notes payable: non trade                 569,027         568,130
Current maturities of long-term debt                  7,066           8,182
Trade payables                                       48,645          41,589
Accrued liabilities                                  94,678          81,602
Liabilities related to assets held for sale           7,403           8,347
                                              -------------   -------------
Total current liabilities                     $     746,040   $     721,304

Long-term debt                                      218,172         286,876
Deferred revenue                                     40,774          33,589
Other long-term liabilities                          27,063          22,832
                                              -------------   -------------
Total liabilities                             $   1,032,049   $   1,064,601
                                              -------------   -------------

Class A common stock                                267,004         268,801
Class B common stock                                    319             343
Additional paid-in capital                           20,401          12,399
Accumulated other comprehensive loss                 (1,677)         (2,615)
Retained earnings                                   221,082         149,173
                                              -------------   -------------
Total liabilities & stockholders' equity      $   1,539,178   $   1,492,702
                                              =============   =============

Lithia Motors, Inc.
Summarized Cash Flow from Operations (Unaudited)
(In thousands)

                                                    Nine months ended
                                                      September 30,
                                              -----------------------------
                                                   2013            2012
                                              -------------   -------------
Net income                                    $      78,628   $      60,530

Adjustments to reconcile net income to net
 cash provided by (used in) operating
 activities:
Asset impairments                                         -             115
Depreciation and amortization                        14,719          12,687
Depreciation and amortization within
 discontinued operations                                  -             186
Stock-based compensation                              4,161           2,329
(Gain) loss on disposal of assets                       107            (775)
(Gain) loss on disposal activities within
 discontinued operations                                  -             397
Deferred income taxes                                 8,504           6,851
Excess tax benefit from share-based payment
 arrangements                                        (5,956)         (1,629)
(Increase) decrease:
  Trade receivables, net                             (6,937)        (29,160)
  Inventories                                       (18,187)       (158,186)
  Other current assets                                5,464           3,169
  Other non-current assets                           (3,804)         (4,346)
Increase (decrease):
  Floor plan notes payable, net                       5,721         (93,975)
  Trade payables                                      4,848           5,381
  Accrued liabilities                                13,099          10,164
  Other long-term liabilities and deferred
   revenue                                           12,307           9,927
                                              -------------   -------------
Net cash provided by (used in) operating
 activities                                   $     112,674   $    (176,335)
                                              =============   =============

Lithia Motors, Inc.
Reconciliation of Non-GAAP Cash Flow from Operations (Unaudited)
(In thousands)

                                                       Nine months ended
                                                         September 30,
                                                   ------------------------
Net cash provided by (used in) operating
 activities                                            2013         2012
                                                   -----------  -----------
As reported                                        $   112,674  $  (176,335)
  Floor plan notes payable, non-trade, net               2,685      272,760
                                                   -----------  -----------
Adjusted                                           $   115,359  $    96,425
                                                   ===========  ===========

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures (Unaudited)
(In thousands, except for per share data)

                                    Three months ended September 30, 2013
                                 ------------------------------------------
                                                     Tax
                                  As reported     attribute      Adjusted
                                 ------------   ------------   ------------
Income from continuing
 operations before income taxes  $     47,713   $          -   $     47,713
Income tax expense                    (16,822)        (1,284)       (18,106)
                                 ------------   ------------   ------------
Net income from continuing
 operations                      $     30,891   $     (1,284)  $     29,607
                                 ============   ============   ============

Diluted earnings per share from
 continuing operations           $       1.18   $      (0.05)  $       1.13
Diluted share count                    26,237

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures (Unaudited)
(In thousands, except for per share data)

                                Nine months ended September 30, 2013
                        ---------------------------------------------------
                                        Reserve         Tax
                        As reported    adjustment    attribute     Adjusted
                        -----------   -----------   -----------   ---------
Selling, general and
 administrative         $   318,984   $    (3,813)  $         -   $ 315,171

Income from operations  $   137,957   $     3,813   $         -   $ 141,770

Income from continuing
 operations before
 income taxes           $   124,548   $     3,813   $         -   $ 128,361
Income tax expense          (46,494)       (1,484)       (1,512)    (49,490)
                        -----------   -----------   -----------   ---------
Net income from
 continuing operations  $    78,054   $     2,329   $    (1,512)  $  78,871
                        ===========   ===========   ===========   =========

Diluted earnings per
 share from continuing
 operations             $      2.98   $      0.09   $     (0.05)  $    3.02
Diluted share count          26,159

                            Nine months ended September 30, 2012
                 ----------------------------------------------------------
                               Asset
                             impairment
                                and
                     As       disposal      Equity        Tax
                  reported      gain      investment   attribute   Adjusted
                 ---------  -----------  -----------  ----------  ---------
Asset
 impairments     $     115  $      (115) $         -  $        -  $       -
Selling, general
 and
 administrative    276,561          739            -           -    277,300

Income from
 operations        111,577         (624)           -           -    110,953

Other income,
 net                 1,770            -         (244)          -      1,526

Income from
 continuing
 operations
 before income
 taxes           $  96,639  $      (624) $      (244) $        -  $  95,771
Income tax
 expense           (36,908)         244           95      (1,066)   (37,635)
                 ---------  -----------  -----------  ----------  ---------
Net income from
 continuing
 operations      $  59,731  $      (380) $      (149) $   (1,066) $  58,136
                 =========  ===========  ===========  ==========  =========

Diluted earnings
 per share from
 continuing
 operations      $    2.28  $     (0.01) $     (0.01) $    (0.04) $    2.22
Diluted share
 count              26,203

Contact:
John North
VP Finance and Controller
(541) 618-5748